SUPPLEMENT TO PROSPECTUSES OF
                         EVERGREEN DOMESTIC GROWTH FUNDS


I.       Evergreen Fund, Evergreen Tax Strategic Equity Fund

         Effective August 2, 1999, the section of the prospectuses entitled "THE FUNDS' PORTFOLIO MANAGERS" is supplemented to reflect the following change:

         Evergreen Fund, Evergreen Tax Strategic Equity Fund

         Jean Ledford and Richard Welsh became co-managers of the Fund in August 1999. Jean Ledford, CFA, became President and Chief Executive Officer of EAMC in August 1999. From February 1997 until she joined EAMC, Ms. Ledford worked as a portfolio manager at American Century Investments ("American Century"). From 1980 until she joined American Century, Ms. Ledford was the investment director at the State of Wisconsin Investment Board.

         Richard Welsh joined EAMC as Senior Vice President and portfolio manager in August 1999. Prior to joining EAMC, he worked for five years as a portfolio manager and analyst at American Century.



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July 12, 1999